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                                                                   Exhibit 10.10

                         SNIG ASSUMPTION ACKNOWLEDGMENT



         SNIG ASSUMPTION ACKNOWLEDGMENT (the "SNIG Assumption Acknowledgment"), dated as of April 11, 1997 among Superior National Insurance Group ("SNIG"), a California corporation, Superior National Insurance Group ("Holdings"), a Delaware corporation and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent for the Banks. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used as so defined.



                             W I T N E S S E T H :

         WHEREAS, SNIG, Superior Pacific Holding Corporation(formerly SNTL Acquisition Corp., the "Borrower"), the lending institutions from time to time party thereto (the "Bank"), and The Chase Manhattan Bank, as Administrative Agent (together with the Collateral Agent and the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of April 11, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the making of Loans to the Borrower referred to therein, all as contemplated therein;

         WHEREAS, on the date hereof, concurrently with the incurrence of Loans under the Credit Agreement, SNIG and Holdings have consummated the Reincorporation Merger (the "Reincorporation Merger") whereby Holdings has, by operation of law, assumed all rights, obligations, duties and liabilities of SNIG under the Credit Documents; and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that Holdings acknowledge that it assumes all of SNIG's rights, obligations, duties and liabilities under the (i) the Credit Agreement and (ii) each Credit Document;

         NOW, THEREFORE, it is agreed:

         1. Holdings hereby expressly acknowledges that it assumes all rights, obligations, duties and liabilities of SNIG under the Credit Agreement and the other Credit Documents.





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         2.      Upon the effectiveness of this SNIG Assumption Acknowledgment, all references in the Credit Agreement to "SNIG" and all references in the Pledge Agreement to the "Pledgor", shall be deemed to be references to Holdings. Holdings expressly acknowledges and agrees that by executing and delivering this SNIG Assumption Acknowledgment it does hereby grant to the Collateral Agent for the benefit of the Banks a continuing security interest of first priority in, all of the right, title and interest of Holdings in , to and under the Pledged Securities (as defined in the Pledge Agreement), now existing or hereafter acquired, all as if Holdings had executed and delivered such Pledge Agreement.

         3. To induce the Administrative Agent and Collateral Agent to enter into this SNIG Assumption Acknowledgment, Holdings hereby represents, warrants and agrees as follows:

                 a) on the date hereof and after giving effect to Holdings execution and delivery of this SNIG Assumption Acknowledgment, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and

                 b) on and after the date hereof, Holdings will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of (i) "SNIG" under the Credit Agreement and
(ii) a "Pledgor" under the Pledge Agreement and will fully and faithfully perform all of its obligations under any other Credit Document executed and delivered by it.

                 c) all conditions set forth in Section 11.19 of the Credit Agreement with respect to the distribution of assets to Holdings have been satisfied.

         4. This SNIG Assumption Acknowledgment shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Collateral Agent.

         5. This SNIG Assumption Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute on and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Collateral Agent.





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         6.      THIS SNIG ASSUMPTION ACKNOWLEDGMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.





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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this SNIG Assumption Acknowledgment to be duly executed and delivered as the date first above written.





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                                       SUPERIOR NATIONAL INSURANCE
                                       GROUP, as SNIG


                                       By J. CHRIS SEAMAN
                                         -----------------------------
                                         Name: J. Chris Seaman
                                         Title: CFO



                                       SUPERIOR NATIONAL INSURANCE
                                       GROUP, as Holdings


                                       By J. CHRIS SEAMAN
                                         -----------------------------
                                          Name: J. Chris Seaman
                                          Title: CFO





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                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent and Collateral
                                       Agent

                                       By PETER PLATTEN
                                         -----------------------------
                                         Name: Peter Platten
                                         Title: Vice President